                                                                   EXHIBIT 10.26

                                 GOODS AGREEMENT
                              STATEMENT OF WORK #1

        This Statement of Work ("SOW") #1 adopts and incorporates by reference the terms and conditions of Goods Agreement # ROC-P-68 ("Agreement") between International Business Machines Corporation ("Buyer") and Brocade Communications Systems, Inc. ("Supplier"). Transactions performed under this SOW will be conducted in accordance with and be subject to the terms and conditions of this SOW and the Agreement. The term of this SOW #1 shall be effective from April 15, 1999 to December 31, 2001. Unless otherwise provided, capitalized terms shall have the meaning as set forth in the Agreement.

        1.0 PRODUCT DESCRIPTION

        Except as provided in the next sentence, while this SOW is in effect, Buyer agrees to [*] IBM-logoed versions of 8-port and 16-port fibre channel switches from Supplier through [*] provided, however, that Supplier remain price competitive and meet the agreed to quality, schedule and supply requirements specified in this Agreement. Notwithstanding anything to the contrary, the parties agree that this [*].

            1.1 SPECIFICATIONS:


---------------------------------------------------------------------------------------------------
IBM SPECIFICATION      ENGINEERING      DESCRIPTION
(IF APPLICABLE)        CHANGE LEVEL
---------------------------------------------------------------------------------------------------
[*]                    Version 1.0      Silkworm 2000 Family Product Specification 90-0000001-01
---------------------------------------------------------------------------------------------------
[*]                    Dated 6/10/99    IBM Quality Specification
---------------------------------------------------------------------------------------------------
[*]                    Version 10       Packaging and Materials Handling Specification
---------------------------------------------------------------------------------------------------
[*]                    Version 2.0      Brocade Fabric OS Publication 53-0001487-03
---------------------------------------------------------------------------------------------------
[*]                    Version 2.1      Brocade WebTools Reference Manual Publication 53-0001490-02
---------------------------------------------------------------------------------------------------
[*]                    Version 2.0      Brocade Zoning Reference Manual Publication 53-0001488-02
---------------------------------------------------------------------------------------------------

            1.2 CERTIFICATIONS: Certifications are as defined in the Product Specification referenced in Section 1.1.

            Supplier is responsible (at its cost) for obtaining Supplier's standard agency approvals as set forth above. Should Buyer require multiple listing registration of such agency approvals, Supplier will assist Buyer, at Buyer's cost. Cost of any unique or incremental listings will be at Buyer's expense.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 GOODS AGREEMENT             AGREEMENT# ROC-P-68
                                STATEMENT OF WORK                         SOW #1


        2.0 PART NUMBERS, PRICES AND OTHER TERMS

            2.1 PRICING:

-----------------------------------------------------------------------------------------------------
IBM P/N        Brocade P/N       Description                                            Unit Price
-----------------------------------------------------------------------------------------------------
[*]            IB-2401-xxxx      8 Port Fibre Channel Switch, Single Power Supply            [*]
                                 (includes Web Tools and Zoning) - whole unit switch
                                 Product
-----------------------------------------------------------------------------------------------------
[*]            IB-2801-xxxx      16 Port Fibre Channel Switch, Single Power Supply           [*]
                                 (includes Web Tools and Zoning) - whole unit switch
                                 Product
-----------------------------------------------------------------------------------------------------
[*]            XIB-xxxxxx        SilkWorm 2000 Power Supply                                  [*]
-----------------------------------------------------------------------------------------------------
[*]            XIB-xxxxxx        Mainboard, SW 2400 (8-port)                                 [*]
-----------------------------------------------------------------------------------------------------
[*]            XIB-xxxxxx        Fan Tray, SW 2400 (8-port)                                  [*]
-----------------------------------------------------------------------------------------------------
[*]            XIB-xxxxxx        Chassis, SW 2400 (8-port)                                   [*]
-----------------------------------------------------------------------------------------------------
[*]            XIB-xxxxxx        Mainboard, SW 2800 (16-port)                                [*]
-----------------------------------------------------------------------------------------------------
[*]            XIB-xxxxxx        Fan Tray, SW 2800 (16-port)                                 [*]
-----------------------------------------------------------------------------------------------------
[*]            XIB-xxxxxx        Chassis, SW 2800 (16-port) with operator panel/LCD          [*]
-----------------------------------------------------------------------------------------------------

        All prices are in U.S. dollars.

        If Buyer purchases [*] assembled whole unit switch Products in any combination in any given quarter, Supplier will issue to Buyer a [*] of the actual amounts paid by Buyer to Supplier in respect of such Products during such quarter.

        If Buyer purchases [*] assembled whole unit switch Products in any combination in any given quarter, Supplier will issue to Buyer a [*] of the actual amounts paid by Buyer to Supplier in respect of such Products during such quarter.

        Certified Service Part (CSP) in warranty unit price is [*].

        CSP post warranty unit price is as stated in Section 9.3 "Post Warranty Services" under Pricing.

        The parties agree to meet as required from time to time, but not more often than once each quarter, to discuss any changes in market conditions and if warranted, agree to negotiate in good faith any price adjustments necessary to have the Products remain competitive.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 GOODS AGREEMENT             AGREEMENT# ROC-P-68
                                STATEMENT OF WORK                         SOW #1


            2.2 PAYMENT TERMS: Terms for payment on all invoices will be net [*] days from receipt of an acceptable invoice by Buyer, unless processed through Electronic Data Interchange (EDI). EDI invoices received at Buyer from the 1st-15th of the month will be paid on [*]; received at Buyer from the 15th-last day of the month will be paid on [*].

            2.3 TAXES AND DUTIES: Product prices are exclusive of all taxes. Buyer shall be responsible for all taxes that may be levied as a result of the sale of any Product sold under this Agreement, unless Supplier receives a valid tax exemption certificate from Buyer. Supplier will be responsible for all legal, regulatory and administrative requirements associated with importation of Products into the United States and the payment of all associated duties, taxes and fees.

            2.4 LEAD TIME: With the exception of the initial volume order of Products, for which the lead time shall be [*] Days, the Product lead time is [*] Days prior to Delivery date.

            2.5 SUPPLY OF PRODUCTS: Supplier shall deliver Products as specified in WAs. Notwithstanding any other provision of this Agreement (except force majeure), if due to a shortage Supplier is unable to deliver Products as specified in WAs, Supplier will give Buyer prompt written notice of such inability to deliver Products along with an estimate of the duration of such shortage. During such shortage period, the parties agree that Supplier will use an allocation method for fulfilling Buyer's WAs providing Buyer, at a minimum, an equivalent share of available capacity. If Supplier fails to correct such inability to supply Product or fails to develop a plan, acceptable to Buyer, to correct such inability to supply Product within [*] days, Buyer will have the right to cancel such WA(s) or portions thereof by written notice. If Buyer cancels WAs under this Subsection 2.5, Buyer's only obligation is to pay for Products already delivered at the time of Buyer's cancellation notice. If Buyer elects not to cancel WAs or portions thereof under this Subsection 2.5 in the event Supplier notifies Buyer that the agreed to Delivery will not be met, Supplier agrees to discount the price of Products appearing on such WAs by [*] if such Products are delivered more than thirty (30) days after the agreed to Delivery.

            Should Supplier's inability to supply Product extend beyond [*] days, the parties agree that: a) the provision under Section 1.0 of this SOW no longer applies and Buyer, at its sole discretion, shall have the right to purchase from third parties any quantity(ies) of IBM-logoed 8-port and 16-port fibre channel switches, without limitations.

            2.6 DELIVERY: Delivery means delivery of Products to a carrier designated by Buyer, F.O.B. Supplier's contracted manufacturer's (Solectron) Milpitas, California facility.



* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 GOODS AGREEMENT             AGREEMENT# ROC-P-68
                                STATEMENT OF WORK                         SOW #1


            2.7 COUNTRY OF ORIGIN: Supplier certifies the Products purchased hereunder have the country of origin of the U.S.A., as provided under applicable United States law as regulations. If there are any changes to this information. Supplier will notify Buyer by providing a new country of origin certification signed by an authorized Supplier representative before shipping any Products other than those with the country of origin listed above. Supplier acknowledges that Buyer will rely upon this certification in making representations to Buyer customers and to comply with various laws and regulations.

            2.8 ACCEPTANCE TERM: Buyer will inspect each delivery of Products and perform those tests it deems necessary to determine if the Products conform to the applicable specifications. Acceptance period is [*] days from the date of receipt by Buyer. Buyer shall be deemed to have accepted the Products only in the event that; (i) Buyer fails to accept or reject the Products on or before the expiration of the [*]day expiration period, (ii) accepts the Products in writing, or (iii) delivers the Products to any customer of Buyer. Buyer's acceptance of any Product shall in no way negate any warranty provided under this SOW or the Agreement, and Buyer's remedy in the event of nonacceptance is a warranty return of such Product pursuant to Section 6.0 of the Goods Agreement. Verified line fallouts from Buyer that have been returned to Supplier for repair and test No Trouble Found (NTF) will not be returned to Buyer.

            2.9 WARRANTY PERIOD: Product warranty period is [*] months from the date of shipment.

            2.10 NOTICE OF PRODUCT WITHDRAW: Supplier will provide Buyer with [*] written notice of its intent to withdraw any Product ("End of Life" or "EOL") prior to the last date of manufacture of a Product, and Buyer may order such Products up to [*] days prior to the last date of manufacture. Subject to Product availability, Supplier will accept orders for Products which have been notified for EOL for an additional [*] after the last date of manufacture.

            2.11 EPIDEMIC DEFECT RATE: The Epidemic Defect Rate is defined as [*] times the Normal Annualized Failure Rate for the same or similar defect.

        3.0 RESCHEDULING/CANCELLATION

        The ordering location may reschedule the Delivery Date of any undelivered Product multiple times without incurring a charge by giving notice to Supplier in accordance with the table below. Any such rescheduled date will not exceed the originally scheduled Delivery Date by more than 3 months or fall outside of Supplier's current fiscal quarter, whichever is less.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 GOODS AGREEMENT             AGREEMENT# ROC-P-68
                                STATEMENT OF WORK                         SOW #1


-----------------------------------------------------------------------------------------------------
                           MINIMUM DAYS NOTICE PRIOR TO DELIVERY DATE TO:
-----------------------------------------------------------------------------------------------------
NUMBER OF DAYS
PRIOR TO DELIVERY     RESCHEDULE          CANCEL WITHOUT      CHANGE DELIVERY     DELIVER EARLY
DATE                  WITHOUT CHARGE      CHARGE              POINT
-----------------------------------------------------------------------------------------------------
0-15 Days             [*]                 [*]                 2 day notice        1 day
-----------------------------------------------------------------------------------------------------
[*] Days              [*]                 [*]                 2 day notice        1 day
-----------------------------------------------------------------------------------------------------
[*] Days              [*]                 [*]                 2 day notice        1 day
-----------------------------------------------------------------------------------------------------

        SUPPLIER AGREES TO PROCURE MATERIAL AND SUBASSEMBLIES ABOVE BUYER'S FORECAST TO ENABLE UPSIDE IN THE [*] Day window. Buyer has no liability for forecasted volumes except as stated herein. In the event (i) Buyer cancels orders scheduled out [*] Days or later, (ii) terminates the SOW without cause or, (iii) terminates the SOW for not meeting unforecasted demand, then the Buyer shall have liability for [*] Days worth of the actual Buyer-unique material and volumes (not to exceed one hundred percent (100%) of forecast). Supplier shall use commercially reasonable efforts to mitigate Buyer's liability under this Subsection by, among other actions, returning to its supplier's , selling to others or otherwise using the canceled Products (including raw materials or works in process) within the [*] days following the cancellation or termination event.

        4.0 REPLENISHMENT LOGISTICS ATTACHMENT

        Supplier agrees to negotiate in good faith to establish the terms and conditions under which the parties would enter into a Replenishment Logistics Attachment for the Products, which will be incorporated into this Agreement when signed by both parties.

        5.0 DOCUMENTATION

        "Documentation" shall mean the OEM Manual and the Users Guide (attached) which Supplier generally makes available to its customers containing descriptive, operating, installation, engineering and maintenance information for Products, as such documents may be amended from time to time and any updates, modifications and enhancements made to them, during the term of this SOW.

        Supplier shall provide Buyer with a master copy and one copy of all Documentation for each Product, in both hardcopy format and electronic format, suitable for dissemination by Buyer. Solely in conjunction with Buyer's sale, installation, service and support of Products purchased under this Agreement, Supplier grants Buyer a nonexclusive, royalty-free right and license to copy, use, modify, translate and otherwise prepare derivative works of the Documentation and distribute the Documentation and derivative works to its customers, provided that Buyer keep Supplier's copyright and other proprietary notices as may appear on such Documentation and refrain from doing anything that would jeopardize Supplier's proprietary and other rights in the Documentation. Should Buyer require Supplier to make modifications to said Documentation, the cost will be at Buyer's expense.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 GOODS AGREEMENT             AGREEMENT# ROC-P-68
                                STATEMENT OF WORK                         SOW #1


        6.0 ENGINEERING CHANGES:

        Engineering Changes shall not be applied to any Product under this Agreement unless implementation is conducted in accordance with the following engineering process:

        Supplier Changes: Supplier will notify Buyer (through the Technical Coordinator) of any engineering change proposed to be made by Supplier to the Product and will supply Buyer with a written description of the anticipated effect the engineering change will have on the Product, including price (savings), performance, reliability, serviceability, manufacturability and any cost impact to Buyer as a result of the implementation of the engineering change. Buyer has the right to approve or disapprove of such engineering change, which approval shall not be unreasonably withheld. Buyer may elect to evaluate and test the prototype, parts and/or designs specified as part of the proposed change and Supplier shall provide such parts to Buyer at no charge for such evaluation and testing. Buyer (through the Technical Coordinator) shall approve or disapprove Supplier proposed changes within 30 Days of receipt of a written request, except for changes required to satisfy governmental standards or safety for which Buyer shall respond within five (5) business days, unless extended by mutual consent. Failure to respond shall be deemed to be Buyer's acceptance of such proposed change. If such change affects price, the Buyer Business Coordinator must also provide approval. If Buyer approves the engineering change, the Product Specification and unit pricing will be amended as required. Buyer will not unreasonably refuse to approve Supplier's engineering changes into the Product. If the Buyer requires more then five (5) business days to approve a change that Supplier has proposed to guarantee the continuity of supply, the [*] price reduction provision in Section 2.5 and the termination of the [*] provision in Section 1.0 shall be extended by the number of additional days that it takes Supplier to receive Buyer's approval for such change.

        Buyer Changes: Buyer may request in writing (through the Technical Coordinator) that Supplier incorporate an engineering change into the Product. Such request will include a description of the proposed change sufficient to permit Supplier to evaluate its feasibility. Within 30 Days of such request (or extended by mutual consent), Supplier will advise Buyer of the conditions under which it would make the engineering change. Supplier's evaluation will be in writing and will state the increase or decrease price adjustment (if any) and the effect on the performance, reliability, safety, appearance, dimensions, tolerances, manufacturability and serviceability of the Product. Buyer's Technical Coordinator shall approve or disapprove the engineering change based on Supplier's written evaluation. If such change affects price, the Buyer's Business Coordinator must provide approval prior to implementation. If Buyer approves the engineering change, the Product Specification and unit pricing will be amended as required. Supplier will not unreasonably refuse to incorporate Buyer's engineering changes into the Product.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 GOODS AGREEMENT             AGREEMENT# ROC-P-68
                                STATEMENT OF WORK                         SOW #1


        In the event a change/improvement initiated by either party shall result in a cost decrease, it is understood and agreed the parties shall mutually agree to a price decrease effective immediately upon complete implementation of such change/improvement.

        7.0 DISASTER RECOVERY PLAN

        Supplier shall maintain throughout the term of this SOW a formal disaster recovery plan which covers Supplier's ability to continue Product shipment and maintain contracted commitments in the event of a disaster.

        8.0 MANUFACTURING RIGHTS:

            8.1 CESSATION OF PRODUCT BUSINESS:

            If, during the term of this Agreement:

            [*]

            (each such event shall hereafter referred to as a "Trigger Event").

        Buyer shall notify Supplier in writing if Buyer is aware or becomes aware of the occurrence of such a Trigger Event, or Supplier shall notify Buyer in writing if Supplier is aware or becomes aware of the occurrence of such a Trigger Event, and Supplier shall have [*] days after the date of such written notification or from the date of the occurrence of such a Trigger Event in which to remedy such condition or conditions, or such longer period as is mutually agreed to by the parties in writing (hereafter referred to as the "Cure Period").

            8.2 ELECTION OF REMEDIES BY BUYER:

            If Supplier is unable to remedy the Trigger Event during the Cure Period, within [*] days after the end of the Cure Period, Buyer shall select one of the following options to ensure an adequate supply of 8-port and 16-port fibre channel switches: (i) exercise the right to manufacture (or have manufactured) Products pursuant to Sections 8.3 through 8.6 inclusive, or (ii) purchase 8-port and 16-port fibre channel switches from third parties. If Buyer fails to provide Supplier with written notice of such election within such [*] day period, the parties agree that Buyer will be deemed to have selected option
(ii) of this Section 8.2.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 GOODS AGREEMENT             AGREEMENT# ROC-P-68
                                STATEMENT OF WORK                         SOW #1


            8.3 KNOW-HOW TRANSFER:

            If Buyer selects the right to manufacture (or have manufactured) pursuant to option (i) in Section 8.2 above, Supplier will promptly deliver to Buyer the following "Manufacturing Assistance Items": [*]. These Manufacturing Assistance Items are to be provided by Supplier in order to enable Buyer to make or have made Products and/or Spare Parts. In addition, Supplier shall, upon Buyer's request and payment by Buyer of Supplier's then-current standard rates therefor, provide such technical assistance as may be reasonably requested to enable Buyer to make or have a third party make Products and/or Spare Parts, subject to the reasonable availability of Supplier personnel. Nothing contained herein shall obligate Supplier to disclose to Buyer any confidential information of a third party, the disclosure of which requires permission of such third party, provided that Supplier agrees to use commercially reasonable efforts to obtain such permission if such confidential information is necessary for Buyer to make or have made Products and/or Spare Parts. All Manufacturing Assistance Items and non-public information of any kind that is required to produce the Products and Spare Parts, whether in written or oral form ("Supplier Confidential Information") shall be deemed to be confidential to Supplier and shall not be disclosed to any employee or agent without a need to know such information to manufacture the Products and Spare Parts as authorized in Section
8.4 below, both during the term of this SOW and thereafter. Buyer shall ensure that it has obtained or will obtain from its employees and agents, and the employees and agents of its Subsidiaries and authorized third parties, who will receive Supplier Confidential Information a written agreement to hold such Supplier Confidential Information in confidence and to use the same care and discretion to avoid disclosure of such information as Buyer uses with its own similar information which it does not wish to disclose, but in no event less than commercially reasonable measures to protect such information. All such Supplier Confidential Information shall be maintained in a locked facility accessible only by authorized personnel.

            8.4 RIGHT TO MANUFACTURE:

            If Buyer selects the right to manufacture (or have manufactured) pursuant to option (i) in Section 8.2 above, Supplier will grant to Buyer a non-exclusive, non-assignable, royalty-free, worldwide license under all Supplier's and Supplier's Subsidiaries' patents, copyrights, mask work rights, and trade secrets and all information, such license being sufficient to allow Buyer to use the Manufacturing Assistance Items and other information provided by Supplier pursuant to Subsection 8.3 above (the "Manufacturing Know-How") and to make, have made, use, lease and/or sell Products, successor Products and/or Spare Parts, together with the right of Buyer to sublicense to its Subsidiaries or a third party to make, have made, use, lease and/or sell Products, successor Products and/or Spare Parts, subject to the limitation set forth in Section 8.5 below ("Limited Manufacturing License"). Unless earlier terminated as set forth in Section 8.5 below, except with

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 GOODS AGREEMENT             AGREEMENT# ROC-P-68
                                STATEMENT OF WORK                         SOW #1


respect to existing Products or Spare Parts that are being manufactured on or after such time and except as specified in the next sentence, Supplier acknowledges and agrees that the Limited Manufacturing License granted under this Section 8.4 shall immediately terminate on December 31, 2001. Notwithstanding the foregoing, as to successor Products, Supplier agrees that provided Buyer has used commercially reasonable efforts to discontinue the use of Supplier's Confidential Information after the termination of the Limited Manufacturing License, Supplier hereby grants to Buyer an immunity from suit with respect to the usage of any Supplier Confidential Information that has been mentally retained in the unaided memory of the employees and agents of Buyer, its Subsidiaries and any third parties authorized by Buyer and its Subsidiaries.

            8.5 TERMINATION OF MANUFACTURING RIGHTS:

            If Buyer selects the right to manufacture (or have manufactured) pursuant to option (i) in Section 8.2 above, and, during the term of Limited Manufacturing License, begins to make substantial volume purchases of any 8-port or 16-port fibre channel switches from any third party, the parties agree that the Limited Manufacturing License granted to Buyer under Section 8.4 shall terminate effective two (2) months after the commencement of any such substantial volume purchases. Upon any termination of the Limited Manufacturing License, Buyer shall use commercially reasonable efforts to return to Supplier or destroy all Supplier Confidential Information to Supplier, retaining no copies in any tangible form or medium, and provide to Supplier a certificate from a Buyer executive attesting to such fact.

            8.6 CANCELLATION OF PURCHASE ORDER(s) (WAs):

            Upon the date of the transfer of "Manufacturing Assistance Items" under Subsection 8.3 above, any WAs of Buyer for Products issued by Buyer on or after the date of any of the Trigger Events, may be canceled by Buyer, by a written notice to Supplier, and Buyer will have no further obligations thereunder except Buyer's obligations in connection with acceptable Products already delivered prior to such cancellation, including but not limited to, payment obligations for such delivered Products, unless otherwise agreed to by the parties.

        9.0 SUPPLIER SERVICES

            9.1 PRODUCT REPAIR - FIELD FAILURES: The Certified Service Part
(CSP) document (attached) outlines the Buyer requirements of Supplier to bring a field returned, used Product to a level that qualifies the Product as a CSP. Supplier agrees to repair and/or upgrade field returned, used Products in accordance with this CSP document.

            9.2 NO TROUBLE FOUND (NTF) CHARGES: Buyer agrees to test and verify suspected faults in failed Products before returning such parts to Supplier. Supplier agrees to reasonably assist Buyer in the development and documentation of testing and verification methods that will be used by Buyer for this purpose. Supplier may request charges for verified NTF Products that exceed the mutually agreed to percentage of the total quantity of Product returned to Supplier

                                 GOODS AGREEMENT             AGREEMENT# ROC-P-68
                                STATEMENT OF WORK                         SOW #1


over the previous [*] days. In the event Buyer is charged for a NTF Product that is returned to Buyer and such Product continues to fail, Supplier agrees to reverify the failure in a similar configuration and to refund any NTF amounts paid by Buyer with respect thereto.

            9.3 POST WARRANTY SERVICES

            Definitions:

            "Post Warranty Products" means Products for which the original warranty period has expired.

            "Turn Around Time" or "TAT" means the elapsed time from Products arriving at Supplier to shipment date back to Buyer.

            Availability: Supplier will maintain the capability to supply spare parts of Products ("Spare Parts") for a period of [*] after withdrawal of such Products as specified herein. Supplier may assign its rights to warranty replacement Spare Parts or EOL Spare Parts to an Buyer approved third party. Buyer will have no obligation to have any Products repaired by Supplier.

            Pricing: Post Warranty repair pricing for the mainboard shall be mutually agreed no later than December 31, 2000. Such pricing shall not exceed [*]. In the event Supplier determines, in good faith, that the mainboard is unrepairable, Buyer shall purchase a replacement FRU at the then-current FRU price. All other listed FRUs have been determined by Supplier to be non-repairable. Any change in this unit price shall be as mutually agreed upon by the Parties.

            Planning: Buyer may periodically issue not binding forecasts for post warranty repair service. The Supplier will implement an auditable process for Products sent to the Supplier for repair and Supplier will inform Buyer of receipt of Products from Buyer. Supplier will use commercially reasonable efforts to achieve a maximum Repair Yield and will inform Buyer if it is unable to achieve the Yield.

            Packaging and Delivery: The Products will be individually packaged and labeled according to Buyer specification GA-21-9261-10, unless specified otherwise agreed to. Packaging may be reused only with Buyer's written authorization. The terms of delivery for Products will be as stated under
Section 2.5 (Delivery) and Supplier will notify Buyer of discrepancies between the shipping documents and received Products. The TAT for Serviced Products will be [*] after receipt of said Products, unless specified otherwise.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 GOODS AGREEMENT             AGREEMENT# ROC-P-68
                                STATEMENT OF WORK                         SOW #1


            Materials: All Products and associated spares, including scrap materials, will be returned to the owning affiliate as specified in the relevant WA. Buyer may request a quarterly inventory report of AFR Products and associated spares or may designate a third party to conduct such activity. All consigned materials supplied on a consigned basis will remain property of Buyer and Supplier will provide a quarterly inventory report of such materials. Supplier will use all parts supplied by Buyer solely for the performance of this Agreement unless otherwise agreed.

            Repair Warranty: For a period of [*] or the remainder of the original warranty period for the Product, whichever is longer, from the date of repaired Product is Delivered to Buyer, Supplier will repair or replace Products, at Supplier's discretion, without charge if the Product fails to conform to the specifications specified in this SOW. The warranty period for repaired Post Warranty Products will be determined based on the out of warranty repair price listed under pricing in this Section.

            9.4 TECHNICAL SUPPORT: Buyer will provide first and second level support for the Products to Buyer's end users. Supplier will provide third level support to Buyer (at no additional charge). Third level support includes (but is not limited to) emergency support (via pager) [*] basis for priority 1 issues. Supplier agrees to use commercially reasonable efforts to assist Buyer in solving problems within the following timeframes, based on notification of problem from Buyer: Severity 1 problem [*]; Severity 2 problem within [*]; Severity 3 and 4 problem within [*].

            Routine support and problem logging, to be provided during normal business hours (Monday through Friday, 8:00 AM to 5:00 PM PST). Typical duties include, but are not limited to, providing reasonable levels of technical assistance to Buyer's support organization and timely delivery of determination and correction of a defect, error or other problem (including failure analysis) and associated documentation.

            In order to minimize Buyer's cost of maintenance services and technical support for Products, Supplier agrees to promptly provide and share with Buyer relevant failure and other technical information.

            Supplier will provide on-site technical support as mutually agreed at Buyer's designated facility to supplement and facilitate the qualification.

            9.5 TRAINING:

            Supplier agrees to provide Buyer all current marketing and sales training materials. Supplier agrees to actively assist in the marketing and sales training of a reasonable number of Buyer personnel, such quantity to be mutually agreed to.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 GOODS AGREEMENT             AGREEMENT# ROC-P-68
                                STATEMENT OF WORK                         SOW #1

            Technical training requested by Buyer will be made available by Supplier at its San Jose facility at Supplier's standard rates, as accepted and agreed to by Buyer. Buyer acknowledges that the materials distributed by the Supplier during the technical training are protected by copyright, and that the Buyer shall have no rights to reproduce such materials without the prior written consent of Supplier.

            9.6 CESSATION OF POST-WARRANTY SERVICE:

            Should Supplier fail to provide post-warranty services as specified in the second paragraph of Section 9.3 ("Availability") or, during the term of this SOW, technical support as specified in Section 9.4 with respect to a Product that has been withdrawn as specified in this SOW, then Buyer shall notify Supplier if Buyer becomes aware of such occurrence and Supplier shall have thirty (30) days after the date of Buyer's notification in which to remedy such condition or conditions, or such longer period mutually agreed by the parties in writing. If an applicable failure by Supplier to provide services to Buyer is not remedied as specified in the preceding sentence, then Buyer may, upon written notice to Supplier, obtain from Supplier Manufacturing Assistance Items required to make or have made Spare Parts and to provide warranty and technical support services solely: (i) for the affected Product, (ii) under the terms of the Limited Manufacturing License set forth above in Section 8.4, and
(iii) for the remainder of the [*] period specified in the second paragraph of
Section 9.3 ("Availability"). Notwithstanding the foregoing, the parties agree that Supplier shall only be required to deliver to Buyer Supplier Confidential Information and Manufacturing Assistance Items which are strictly required for the manufacture of the Spare Parts and for Buyer's provision of warranty and technical support services for the affected Product, and that upon the termination of the Limited Manufacturing License with respect to such items, Buyer shall use commercially reasonable efforts to return to Supplier or destroy all Supplier Confidential Information, retaining no copies in any tangible form or medium, and provide to Supplier a certificate from a Buyer executive attesting to such fact

        10.0 COMMUNICATIONS COORDINATORS

        All communications between the parties will be carried out through the following designated coordinators:

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                 GOODS AGREEMENT             AGREEMENT# ROC-P-68
                                STATEMENT OF WORK                         SOW #1


----------------------------------------------------------------------------------------------------
                              BUSINESS COORDINATORS
----------------------------------------------------------------------------------------------------

FOR SUPPLIER                                        FOR BUYER
----------------------------------------------------------------------------------------------------
Name                       Patrick Johnston         Name                    Dave Froyum
----------------------------------------------------------------------------------------------------
Address                    1901 Guadalupe Parkway   Address                 3605 Highway 52 N.
                           San Jose, CA  95131                              Rochester, MN  55901
----------------------------------------------------------------------------------------------------
Phone                      408-487-8193             Phone                   507-253-2288
----------------------------------------------------------------------------------------------------
Fax                        408-487-8091             Fax                     507-253-2148
----------------------------------------------------------------------------------------------------
Email                      pjohnsto@brocade.com     Email                   dbf@us.ibm.com

----------------------------------------------------------------------------------------------------
                               LEGAL COORDINATORS
----------------------------------------------------------------------------------------------------

FOR SUPPLIER                                        FOR BUYER
----------------------------------------------------------------------------------------------------
Name                       Michael Byrd             Name                    Barb Tieskoetter
----------------------------------------------------------------------------------------------------
Address                    1901 Guadalupe Parkway   Address                 3605 Highway 52 N.
                           San Jose, CA  95131                              Rochester, MN  55901
----------------------------------------------------------------------------------------------------
Phone                      408-487-8184             Phone                   507-253-5603
----------------------------------------------------------------------------------------------------
Fax                        408-487-8091             Fax                     507-253-2148
----------------------------------------------------------------------------------------------------
Email                      mbyrd@brocade.com        Email                   btiesko@us.ibm.com
----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
                             TECHNICAL COORDINATORS
----------------------------------------------------------------------------------------------------

FOR SUPPLIER                                        FOR BUYER
----------------------------------------------------------------------------------------------------
Name                       Scott Jensen             Name                     Earl Timmons
----------------------------------------------------------------------------------------------------
Address                    1901 Guadalupe Parkway   Address                  3605 Highway 52 N.
                           San Jose, CA  95131                               Rochester, MN  55901
----------------------------------------------------------------------------------------------------
Phone                      408-487-8145             Phone                    507-253-2379
----------------------------------------------------------------------------------------------------
Fax                        408-487-8091             Fax                      507-253-2800
----------------------------------------------------------------------------------------------------
Email                      sjensen@brocade.com      Email                    etimmons@us.ibm.com
----------------------------------------------------------------------------------------------------

                                                                   EXHIBIT 10.26

                                 GOODS AGREEMENT
                              STATEMENT OF WORK #1


        11.0 SURVIVAL: Any provisions of this Agreement which by their nature extend beyond its termination remain in effect until fulfilled, and apply to respective successors and assignees.

ACCEPTED AND AGREED TO:                            ACCEPTED AND AGREED TO:
INTERNATIONAL BUSINESS MACHINES CORPORATION        BROCADE COMMUNICATIONS SYSTEMS, INC.


By: _______________________________________        By: _____________________________________
     Authorized  Signature                            Authorized Signature
     Date                                             Date


Jeffrey S. Mueller                                 Charles Smith
___________________________________________        _________________________________________
Printed Name                                       Printed Name

Manager, Materials Operations                      Vice President, Worldwide Sales
___________________________________________        _________________________________________
Title & Organization                               Title & Organization